UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2021

 RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada	001-36786	98-1202754
Ontario	001-36787	98-1206431
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

130 King Street West, Suite 300		M5X 1E1
Toronto,	Ontario
(Address of Principal Executive Offices)		(Zip Code)
(905) 339-6011
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Restaurant Brands International Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the twelve (12) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2022 Annual Meeting of Shareholders or until his or her successor is elected or appointed, (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) approved, on an advisory basis, the frequency of future shareholder votes on the compensation of the Company’s named executive officers every one year, and (iv) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2022 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration. The voting results for each proposal are as follows:

Proposal 1: Election of the twelve (12) directors specifically named in the Proxy Statement, each to serve until the close of the 2022 Annual Meeting of Shareholders or until his or her successor is elected or appointed:

Nominee	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Alexandre Behring	351,642,792	43,462,754	8,025,908
João M. Castro-Neves	393,376,973	1,728,944	8,025,908
Maximilien de Limburg Stirum	393,073,605	2,032,313	8,025,907
Paul J. Fribourg	374,012,467	21,093,064	8,025,907
Neil Golden	393,393,880	1,712,038	8,025,908
Ali Hedayat	393,231,126	1,874,791	8,025,908
Golnar Khosrowshahi	394,123,544	982,364	8,025,908
Marc Lemann	394,687,365	418,554	8,025,907
Jason Melbourne	394,882,713	223,204	8,025,907
Giovanni (John) Prato	393,391,082	1,714,835	8,025,908
Daniel S. Schwartz	391,824,621	3,281,298	8,025,907
Carlos Alberto Sicupira	377,080,542	18,025,007	8,025,907

Proposal 2: Approval, on a non-binding advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
389,243,788	5,669,045	193,440	8,025,924

Proposal 3: Approval, on a non-binding advisory basis, of the frequency of future shareholder votes on the compensation of the Company’s named executive officers (every one, two or three years):

1 Year	2 Years	3 Years	Number of Votes Withheld	Broker Non-Votes
392,775,634	204,772	2,024,981	100,895	8,025,915

Proposal 4: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2022 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
396,366,604	6,743,471	1

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

Date: June 16, 2021	/s/ Jill Granat
	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary